UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by Interpace Diagnostics Group, Inc. on January 3, 2017 (the “Original 8-K”). This Form 8-K/A is being filed to reflect certain changes to the terms of the registered direct public offering announced in the Original 8-K.

Item 1.01     Entry into a Material Definitive Agreement.

Effective January 3, 2017, Interpace Diagnostics Group, Inc. (the “Company”) entered into an amended and restated placement agency agreement (the “Amended Placement Agreement”) with Maxim Group LLC (the “Placement Agent”) pursuant to which the Placement Agent agreed to serve as the placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering of 630,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), through the Placement Agent (the “Registered Direct Offering”). The Amended Placement Agreement amends and restates that certain placement agency agreement between the Company and the Placement Agent dated as of January 3, 2017.

Also effective January 3, 2017, in connection with the Registered Direct Offering, the Company entered into an Amendment to Securities Purchase Agreement (the “Amendment”) with certain institutional investors (the “Purchasers”), which amends that certain securities purchase agreement between the Company and the Purchasers dated as of January 3, 2017 (as so amended, the “Securities Purchase Agreement”). As amended, the Securities Purchase Agreement provides for the issuance and sale of the Shares directly to the Purchasers at a price of $6.81 per share, as opposed to $6.75 per share, and no prefunded warrants will be issued and sold in the Registered Direct Offering. In addition, the Amendment, among other things, provides each Purchaser with the right, for a period of 15 months following the closing of the Registered Direct Offering, to participate in any public or private offering by the Company of equity securities, subject to certain exceptions, up to such Purchaser’s pro rata portion of 50% of the securities being offered.

The Company expects to receive aggregate net proceeds, after deducting Placement Agent fees and other estimated expenses related to the Registered Direct Offering, in the amount of approximately $3.9 million. The Company intends to use the net proceeds from this offering for working capital, repayment of indebtedness and general corporate purposes.

The closing of the Registered Direct Offering is expected to take place on January 6, 2017, subject to customary closing conditions.

The Shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-207263) initially filed with the Securities and Exchange Commission (the “Commission”) on October 2, 2015 and declared effective on October 9, 2015. A prospectus supplement relating to the Registered Direct Offering will be filed with the Commission on or about January 5, 2017.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. Under the Securities Purchase Agreement, the Company has agreed not to enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents until January 27, 2017. In addition, the Company has also agreed with the Purchasers that following the closing of the offering until January 27, 2017, the Company will not effect or enter into an agreement to effect a “Variable Rate Transaction” as defined in the Securities Purchase Agreement.

Pursuant to the Amended Placement Agreement, the Company has agreed to pay the Placement Agent an aggregate cash placement fee equal to 8.0% of the gross proceeds in the offering. Subject to certain conditions, the Company has also agreed to reimburse the Placement Agent for reasonable travel and other out-of-pocket expenses in connection with the offering, including, but not limited to, legal fees in an amount not to exceed $30,000.

The Amended Placement Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. The Company has agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Amended Placement Agreement, or to contribute to payments that the Placement Agent may be required to make in respect of those liabilities.

The foregoing descriptions of the Securities Purchase Agreement, the Amended Placement Agreement and the Amendment are qualified in their entirety by reference to the full text of the Form of Securities Purchase Agreement, the Amended Placement Agreement and the Form of Amendment to Securities Purchase Agreement, which are attached to this Current Report on Form 8-K/A as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference in their entirety.

The representations, warranties and covenants made by the Company in any agreement that is filed as an exhibit to any document that is incorporated by reference in this Current Report on Form 8-K were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

FORWARD-LOOKING STATEMENTS

This Form 8-K/A contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that we file from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement dated as of January 3, 2017 +

10.2	Amended and Restated Placement Agency Agreement effective as of January 3, 2017

10.3	Form of Amendment to Securities Purchase Agreement effective as of January 3, 2017

+ Previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed on January 3, 2017

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: January 5, 2017	By: /s/ Jack E. Stover Name: Jack E. Stover Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement dated as of January 3, 2017 +

10.2	Amended and Restated Placement Agency Agreement effective as of January 3, 2017

10.3	Form of Amendment to Securities Purchase Agreement effective as of January 3, 2017

+ Previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed on January 3, 2017